                                                                    EXHIBIT 10.6

                              KEYTEX CORPORATION

                             EMPLOYMENT AGREEMENT
                             --------------------

     This Employment Agreement (the "Agreement") is effective as of September 1,
                                     ---------
1996, by and between Gary D. Kennedy ("Employee") and Keytex Corporation, a
                                       --------
Delaware corporation (the "Company").
                           -------

     1.   TERM OF AGREEMENT.  This Agreement shall commence on the date hereof
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and shall have a term of five (5) years (the "Original Term").  Subject to each
                                              -------------
party's obligations set forth below, this Agreement may be terminated by either party, with or without cause, on thirty (30) days' written notice to the other party. After the end of the Original Term, this Agreement shall be automatically extended for additional successive one (1) year periods unless the parties hereto mutually agree in writing to terminate the Agreement in accordance with the terms hereof prior to the commencement of any such one (1) year period.

     2.   DUTIES.
          ------

          (a)  POSITION.  Employee shall be employed as the President and Chief
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Executive Officer of the Company and will report to the Company's Board of
Directors. In addition, the Company shall cause the election of Employee to the Company's Board of Directors.

          (b)  OBLIGATIONS TO THE COMPANY.  Employee agrees to the best of his
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ability and experience that he will at all times loyally and conscientiously perform all of the duties and obligations required of and from Employee pursuant to the express and implicit terms hereof, and to the reasonable satisfaction of the Company. During the term of Employee's employment relationship with the Company, Employee further agrees that he will devote all of his business time and attention to the business of the Company, the Company will be entitled to all of the benefits and profits arising from or incident to all such work services and advice, Employee will not render commercial or professional services of any nature to any person or organization whether or not for compensation, without the prior written consent of the Company's Board of Directors, and Employee will not directly or indirectly engage or participate in any business that is competitive in any manner with business of the Company. Nothing in this Agreement will prevent Employee from accepting speaking or presentation engagements in exchange for honoraria or from serving on boards of charitable organizations. Employee will comply with and be bound by the Company's operating policies, procedures and practices from time to time in effect during the term of Employee's employment.

     3.   AT-WILL EMPLOYMENT.  The Company and Employee acknowledge that
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Employee's employment is and shall continue to be at-will, as defined under applicable law. If Employee's employment terminates for any reason, Employee shall not be entitled to any payments, benefits, damages, award or compensation other than as provided in this Agreement, or as may otherwise be available in accordance with the Company's established written plans and written policies at the time of termination.

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     4.   COMPENSATION.  For the duties and services to be performed by Employee
          ------------
hereunder, the Company shall pay Employee, and Employee agrees to accept, the salary, stock options, bonuses and other benefits described below in this
Section 5.

          (a)  SALARY. Employee shall receive a monthly salary of $14,000, which
               ------
is equivalent to $168,000 on an annualized basis. Employee's monthly salary will be payable in equal payments per month pursuant to the Company's normal payroll practices. In the event that during the term of this Agreement, the base salary shall be reviewed from time to time by the Board of its compensation Committee, and any increase will be effective as of the date determined appropriate by the Board or its Compensation Committee.

          (b)  SALE AND ISSUANCE OF THE COMMON STOCK. Concurrently herewith,
               -------------------------------------
Employee and the Company shall enter into the restricted stock purchase agreement in substantially the form attached hereto as Exhibit A (the "Purchase
                                                                       ---------
Agreement") pursuant to which the Company shall issue and sell to Employee 2,265,052 shares of the Company's Common Stock for the aggregate purchase price of $1,000,000 subject to the terms and conditions set forth in the Purchase Agreement.

          (c)  STOCK OPTIONS AND OTHER INCENTIVE PROGRAMS. Employee shall be
               ------------------------------------------
eligible to participate in any stock option or other incentive programs available to officers or employees of the Company.

          (d)  BONUSES. Employee's entitlement to incentive bonuses from the
               -------
Company is discretionary and shall be determined by the Board or its Compensation Committee of the Company in good faith based upon the extent to which Employee's individual performance objectives and the Company's profitability objectives and other financial and nonfinancial objectives are achieved during the applicable bonus period. In the event of Employee's death or disability during the term of this Agreement, the Company shall pay to Employee or Employee's estate the bonus Employee would have earned during the entire year in which death or disability occurred.

          (e)  ADDITIONAL BENEFITS. Employee will be eligible to participate in
               -------------------
the Company's employee benefit plans of general application, including without limitation, those plans covering medical, disability and life insurance in accordance with the rules established for individual participation in any such plan and under applicable law. Employee will be eligible for vacation and sick leave in accordance with the policies in effect during the term of this Agreement and will receive such other benefits as the Company generally provides to its other employees of comparable position and experience.

          (f)  REIMBURSEMENT OF EXPENSES. Employee shall be authorized to incur
               -------------------------
on behalf and for the benefit of, and shall be reimbursed by, the Company for reasonable expenses, provided that such expenses are substantiated in accordance with Company policies.

     5.   TERMINATION OF EMPLOYMENT AND SEVERANCE BENEFITS.
          ------------------------------------------------

                                      -2-
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          (a)  TERMINATION OF EMPLOYMENT.  This Agreement may be terminated
               -------------------------
during its Original Term (or any extension thereof) upon the occurrence of any of the following events:

               (i) The Company's determination in good faith that it is terminating Employee for Cause (as defined in Section 6 below) ("Termination for
                                                                 ---------------
Cause");
-----

               (ii) The Company's determination that it is terminating Employee without Cause, which determination may be made by the Company at any time at the Company's sole discretion, for any or no reason ("Termination Without Cause");
                                                  -------------------------
or

               (iii) The effective date of a written notice sent to the Company from Employee stating that Employee is electing to terminate his or her employment with the Company ("Voluntary Termination"). [What happens if Kaz does
                              ---------------------
not give one year notice?]

          (b)  SEVERANCE BENEFITS.  Employee shall be entitled to receive
               ------------------
severance benefits upon termination of employment only as set forth in this
Section 5(b):

               (i)   VOLUNTARY TERMINATION. If Employee's employment terminates
                     ---------------------
by Voluntary Termination, then Employee shall not be entitled to receive payment of any severance benefits. Employee's benefits will be continued under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination and in accordance with the terms of this Agreement.

               (ii)  INVOLUNTARY TERMINATION If Employee's employment is
                     -----------------------
terminated other than by reason of Employee's Voluntary Termination and other than by reason of a Termination for Cause, including a Constructive Termination (as defined below) (an "Involuntary Termination"), Employee will be entitled to
                        -----------------------
receive payment or severance benefits equal to Employee's regular monthly salary for the lesser of (i) until Employee finds full-time employment, part-time employment, or some combination thereof pursuant to which Employee works or is paid for an equivalent of at least thirty (30) hours per week or (ii) six (6) months (the "Severance Period"). Such payments shall be made ratably over the
             ----------------
Severance Period according to the Company's standard payroll schedule. Employee will also be entitle to receive payment on the date of termination of any bonus payable under Section 4(d). Health insurance benefits with the same coverage provided to Employee prior to the termination (e.g. medical, dental, optical, mental health) and in all other respects significantly comparable to those in place immediately prior to the termination will be provided at the Company's cost over the Severance Period.

               (iii) TERMINATION FOR CAUSE. If Employee's employment is
                     ---------------------
terminated for Cause, then Employee shall not be entitled to receive payment of severance benefits. Employee's benefits will be continued under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination and in accordance with the terms of this Agreement.

               (iv)  CONSTRUCTIVE TERMINATION. "Constructive Termination" shall
                     ------------------------    ------------------------
be deemed to occur if (A) (1) there is a material adverse change in Employee's position causing

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such position to be of less stature or of less responsibility or (2) a reduction of more that 20% of Employee's base compensation unless in connection with similar decreases of other similarly situated employees of the Company, and (B) within the thirty (30) day period immediately following such material change or reduction Employee elects to terminate his or her employment.

     6.   DEFINITION OF TERMINATION FOR CAUSE.  For purposes of this Agreement,
          -----------------------------------
"Cause" for Employee's termination will exist at any time after the happening of one or more of the following events:

          (a) Employee's willful misconduct or gross negligence in performance of his duties hereunder, including Employee's refusal to comply in any material respect with the legal directive of the company's Board of Directors so long as such directives are not inconsistent with the Employee's position and duties, and such refusal to comply is not remedied within ten (10) working days after written notice from Company, which written notice shall state that failure to remedy such conduct may result in Termination for Cause;

          (b) Dishonest or fraudulent conduct, a deliberate attempt to do an injury to the Company, or conduct that materially discredits the Company or is materially detrimental to the reputation of the Company; or

          (c) Employee's incurable material breach of any element of the Company's Employee Proprietary Information and Invention Assignment Agreement, including without limitation, Employee's theft or other misappropriation of the Company's proprietary information.

     7.   CONFIDENTIALITY AGREEMENT.  Employee shall sign, or has signed, an
          -------------------------
Employee Proprietary Information and Invention Assignment Agreement substantially in the form attached hereto as Exhibit B.
                                             ---------

     8.   NONCOMPETITION COVENANT.  Employee hereby agrees that he shall not,
          -----------------------
during the term of his employment pursuant to this Agreement and during the two year period thereafter, do any of the following without the prior written consent of the Company's board of Directors:

          (a)  COMPETE.  Carry on any business or activity (whether directly or
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indirectly, as a partner, shareholder, principal, agent, director, affiliate, employee or consultant) which is competitive with the business conducted by the Company (as now or during the term of Executive's employment conducted), nor engage in any other activities that conflict with Executive's obligations to the Company.

          (b)  SOLICIT BUSINESS.  Solicit or influence or attempt to influence,
               ----------------
either directly or indirectly, any existing or potential client or customer of the Company's products and/or services into purchasing such products and/or services from any person, firm, corporation, institution or other entity in competition with the business of the Company.

          (c)  SOLICIT PERSONNEL.  Solicit or influence or attempt to influence
               -----------------
any person employed by the Company to terminate or otherwise cease his or her employment with the Company or become an employee of any competitor or the Company. This Section 8(c) is to be

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read in conjunction with Section 6 of the Confidential Information and Invention
Assignment Agreement executed by Employee.

     9.   CONFLICTS.  Employee represents that his performance of all the terms
          ---------
of this Agreement will not breach any other agreement to which Employee is a party. Employee has not, and will not during the term of this Agreement, enter into any oral or written agreement in conflict with any of the provisions of this Agreement. Employee further represents that he is entering into or has entered into an employment relationship with the Company of his own free will and that he has not been solicited as an employee in any way by the Company.

     10.  REPRESENTATIONS OF THE COMPANY.  The company hereby represents as
          ------------------------------
follows:

          (a)  RELOCATION OF CORPORATE HEADQUARTERS; MAINTENANCE OF CORPORATE
               --------------------------------------------------------------
APARTMENT.  The Company shall use its best efforts to cause the relocation of
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its corporate headquarters to Salt Lake city, Utah and to obtain and maintain an acceptable corporate apartment in San Francisco and Salt Lake City.

          (b)  TITLE AND RESPONSIBILITIES OF MR. WALKER.  The Company shall
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appoint Jeffrey L. Walker Vice President, Development, of the company, in which position Mr. Walker shall report to Employee. The Company shall also use its best efforts to maintain Mr. Walker in the position of Chairman of the Board of the Company.

          (c)  COMPANY TRANSITION PLAN; OBJECTIVES FOR LINE MANAGERS; CORPORATE
               ----------------------------------------------------------------
GOVERNANCE POLICY.  Mr. Walker and Employee shall work together on the
-----------------
following: (i) to define a transition plan by the end of calendar 1996 for the conversion of the Company from a San Francisco, California-based development company to a Salt Lake City, Utah-based working company, (ii) to develop Mission, Objective and Key Results for the Company's line managers for calendar 1997 and (iii) to define the Company's corporate governance policies, including, but not limited to, the composition of the Company's Board of Directors and appointment of new Board members.

     11.  SUCCESSORS.  Any successor to the company (whether direct or indirect
          ----------
and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. The terms of this Agreement and all of Employee's rights hereunder shall inure to the benefit of, and be enforceable by, Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     12.  NOTICE.  Any notice required or permitted by this Agreement shall be
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in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below, or as subsequently modified by written notice.

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     13.  MISCELLANEOUS PROVISIONS.
          ------------------------

          (a)  NO DUTY TO MITIGATE. Employee shall not be required to mitigate
               -------------------
the amount of any payment contemplated by this Agreement (whether by seeking new employment or in any other manner), nor shall any such payment be reduced by any earnings that Employee may receive from any other source.

          (b)  WAIVERS, ETC. No amendment of this Agreement and no waiver of any
               ------------
one or more of the provisions hereof shall be effective unless set forth in writing by such person against whom enforcement is sought.

          (c)  SOLE AGREEMENT. This Agreement, including the Exhibit hereto,
               --------------
constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof.

          (d)  AMENDMENT. This agreement may be amended, modified, suppressed or
               ---------
canceled only by an agreement in writing executed by both parties hereto.

          (e)  CHOICE OF LAW. The validity, interpretation, construction and
               -------------
performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

          (f)  SEVERABILITY. If any term or provision of this Agreement or the
               ------------
application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions of this Agreement or the application of such terms and provisions to circumstances other than those as to which it is held invalid or unenforceable, and a suitable and equitable term or provision shall be substituted therefor to carry out, insofar as may be valid and enforceable, the intent and purpose of the invalid or unenforceable term or provision.

          (G)  COUNTERPARTS. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together will constitute one and the same instrument.


                 [Remainder of Page Left Intentionally Blank]

     The parties have executed this Agreement the date first above written.


                                                KEYTEX CORPORATION

                                                /s/ Jeffrey L. Walker
                                                By: Jeffrey L. Walker

                                                Title:  Chairman



                                                "EMPLOYEE"


                                                /s/ Gary D. Kennedy
                                                Signature

                                                Gary D. Kennedy
                                                -----------------------------
                                                Printed Name

                                   EXHIBIT A
                                   ---------


                      RESTRICTED STOCK PURCHASE AGREEMENT

                                   EXHIBIT B
                                   ---------

                     EMPLOYEE PROPRIETARY INFORMATION AND
                        INVENTION ASSIGNMENT AGREEMENT